UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
______________________
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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
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☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Under Rule 14a-12
NERDWALLET, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Your Vote Counts! NERDWALLET C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 NERDWALLET, INC. 2026 Annual Meeting Vote by May 20, 2026 11:59 PM ET You invested in NERDWALLET, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2026. Vote Virtually at the Meeting* May 21, 2026 10:00 AM, Pacific Time Virtually at: www.virtualshareholdermeeting.com/NRDS2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V87667-P47382 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V87668-P47382 1. To elect four members to our Board of Directors, each to serve until the annual meeting of stockholders in 2027 and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service. For Nominees: 01) Tim Chen 02) Lynne M. Laube 03) Anthony Ling 04) Kenneth T. McBride 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026. For